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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       REAL ESTATE ASSOCIATES LIMITED III
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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                       REAL ESTATE ASSOCIATES LIMITED III
                            9090 WILSHIRE BOULEVARD
                        BEVERLY HILLS, CALIFORNIA 90211

                                     URGENT

                                                                    July 6, 2001

Dear Limited Partners:

       Bond Purchase, L.L.C. claims that it may be close to seizing control of your Partnership and its assets, and it is now more important than ever for you to act. PLEASE ACT TODAY TO PROTECT THE VALUE OF YOUR INVESTMENT FROM THIS "VULTURE FUND" -- DO NOT SIGN ANY BLUE CONSENT CARD OR OTHER MATERIALS YOU MAY RECEIVE FROM BOND PURCHASE. INSTEAD, PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR WHITE REVOCATION OF CONSENT CARD.

                     LAWSUIT PENDING AGAINST BOND PURCHASE

       BOND PURCHASE DID NOT TELL YOU THAT IT IS BEING SUED FOR IMPROPERLY WITHHOLDING AT LEAST $2.2 MILLION OWED TO LIMITED PARTNERS. On June 19, 2001, NAPICO filed a lawsuit and an application for a temporary restraining order because of the actions of Mr. Johnson and entities he controls in improperly withholding -- in concert with Bond Purchase -- at least $2.2 million in proceeds owed to NAPICO-affiliated limited partners of certain limited partnerships Mr. Johnson's entities control. As you know, Bond Purchase is continuing its hostile attempt to seize control of your Partnership and its valuable assets and we urge you to consider the facts. DO NOT BE MISLED.

                               WHEN WILL IT END?

       Bond Purchase has continued this solicitation long enough. It has been nearly eight months since Bond Purchase filed its first consent solicitation materials. Consider the following facts about Bond Purchase and its solicitation:

       - On November 8, 2000, Bond Purchase filed its first hostile, unsolicited consent solicitation materials.

       - In materials dated March 13, 2001, Bond Purchase told you that the SOLICITATION WOULD END ON APRIL 30, 2001.

       - In materials dated April 16, 2001, Bond Purchase indicated responses to it have been "overwhelmingly positive."
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      - In materials dated April 30, 2001, Bond Purchase extended the solicitation and told you IT WOULD END ON MAY 31, 2001.

      - In materials dated May 17, 2001, Bond Purchase indicated it had received "overwhelming support."

      - In materials dated May 22, 2001, Bond Purchase indicated it had received votes "overwhelmingly in favor of removing NAPICO."

      - In materials dated May 25, 2001, Bond Purchase indicated it had received "overwhelming support" but nevertheless EXTENDED THE SOLICITATION PERIOD FOR THE SECOND TIME to May 31, 2001.

      - In materials dated May 31, 2001, again Bond Purchase EXTENDED THE SOLICITATION PERIOD FOR THE THIRD TIME and told you the solicitation would end on June 18, 2001.

      - In materials dated June 2, 2001, Bond Purchase again indicated it had received "overwhelming support."

      - In materials dated June 18, 2001, Bond Purchase again EXTENDED THE SOLICITATION PERIOD FOR THE FOURTH TIME and told you the solicitation would end on July 2, 2001.

      - In materials dated June 20, 2001, Bond Purchase told you that it had received support from a majority of the limited partners.

      - In materials dated June 27, 2001, Bond Purchase told you once again it had received support from a majority of the limited partners.

      - In materials dated July 2, 2001, and despite having told you that Bond Purchase had received support from a majority of limited partners and that it would end its solicitation on July 2nd, it once again EXTENDED THE SOLICITATION PERIOD -- FOR THE FIFTH TIME -- to July 31, 2001.

      If Bond Purchase has received overwhelming support from the limited partners as it has told you, why does it refuse to end this solicitation? If it has received overwhelming support -- indeed, support from a majority of the limited partners -- why has it again extended the solicitation for the fifth time? Consider this carefully in deciding how to cast your vote.

      Please accept our apology for writing again. Unfortunately, we have no other choice but to continue to solicit your revocation of consent so that you can ensure Bond Purchase does not liberate for itself the value of your investment.

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                       DO NOT SIGN ANY BLUE CONSENT CARD

      We warn you against allowing Bond Purchase to act for you and caution you not to be misled by its materials. If you sign the dissident's BLUE consent card, you may inadvertently appoint Bond Purchase as your attorney-in-fact, giving it your permission to execute any documents and take any actions to implement its proposals. DO NOT GIVE BOND PURCHASE AUTHORITY TO SIGN DOCUMENTS ON YOUR BEHALF -- DO NOT SIGN ANY BLUE CONSENT CARD OR OTHER MATERIALS YOU MAY RECEIVE FROM BOND PURCHASE.

      If you have not already done so, PLEASE FAX AND MAIL YOUR WHITE CONSENT REVOCATION CARD TODAY to:

                           ACS Security Services Inc.
                          3988 No. Central Expressway
                              Bldg. 5, Sixth Floor
                                Dallas, TX 75204
                              Fax: (214) 887-7198
                              Attn: Shari Eastwood

For your convenience, we have enclosed another consent revocation card for your use. Please fax and mail your WHITE consent revocation card so that it is received prior to July 31, 2001. The votes of the limited partners have made a difference -- and your vote, regardless of the size of your investment, is important. PLEASE ACT NOW TO HELP PUT THIS SOLICITATION TO AN END.

      On behalf of your General Partners, thank you for your continued support.

                                        Very truly yours,

                                        National Partnership Investments Corp.,
                                        Managing General Partner

      IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE, PLEASE CALL D.F. KING & CO., INC., WHICH IS ASSISTING US IN THIS MATTER, AT 1-800-269-6427.

     THIS INFORMATION WAS FURNISHED ON BEHALF OF REAL ESTATE ASSOCIATES LIMITED III BY ITS GENERAL PARTNERS AND IS BEING MAILED TO LIMITED PARTNERS ON OR ABOUT JULY 6, 2001. IMPORTANT INFORMATION ABOUT REAL ESTATE ASSOCIATES LIMITED III'S CONSENT REVOCATION SOLICITATION ARE CONTAINED IN THE DEFINITIVE CONSENT REVOCATION MATERIALS WHICH WERE MAILED TO YOU ON OR ABOUT MAY 21, 2001. YOU MAY OBTAIN A COPY OF REAL ESTATE ASSOCIATES LIMITED III'S CONSENT REVOCATION MATERIALS FILED ON FORM DEFC14A FREE OF CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. REAL ESTATE ASSOCIATES LIMITED III WILL ALSO PROVIDE YOU WITH A COPY OF ITS MATERIALS WITHOUT CHARGE.
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                            CONSENT REVOCATION CARD

                       REAL ESTATE ASSOCIATES LIMITED III

       THIS REVOCATION OF CONSENT IS SOLICITED BY REAL ESTATE ASSOCIATES LIMITED III IN OPPOSITION TO THE SOLICITATION BY BOND PURCHASE, LLC.

     The undersigned, a limited partner of Real Estate Associates Limited III (the "Partnership"), acting with respect to all of the limited partnership interests held by the undersigned, hereby revokes any and all consents that the undersigned may have given with respect to each of the following proposals:

              THE GENERAL PARTNERS OF THE PARTNERSHIP UNANIMOUSLY
             RECOMMEND THAT YOU "REVOKE CONSENT" FOR ITEMS 1 AND 2.

1. Removal of General Partners

            [ ]  REVOKE CONSENT          [ ]  DO NOT REVOKE CONSENT

2. Continuation of the Partnership and election of new general partner, New G.P.

            [ ]  REVOKE CONSENT          [ ]  DO NOT REVOKE CONSENT

     IF NO DIRECTION IS MADE, THIS CONSENT REVOCATION CARD WILL BE DEEMED TO REVOKE ALL PREVIOUSLY EXECUTED CONSENTS WITH RESPECT TO ANY OR ALL OF THE PROPOSALS SET FORTH HEREIN.

         PLEASE SIGN, DATE, FAX TO (214) 887-7198 ATTN: SHARI EASTWOOD
                  AND MAIL THIS CONSENT REVOCATION CARD TODAY.

     Please sign your name below. If your interests are held jointly, each limited partner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          Dated:  , 2001

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                                          Name:

                                          --------------------------------------
                                          Title:

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                                          Name (if held jointly):

                                          Title:

                                          PLEASE SIGN, DATE AND RETURN THIS
                                          CONSENT REVOCATION PROMPTLY. IF YOU
                                          HAVE ANY QUESTIONS OR NEED ASSISTANCE,
                                          PLEASE CALL D.F. KING & CO., INC.
                                          TOLL-FREE AT 1-800-269-6427.